UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): February 21, 2013

HealthWarehouse.com, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13117	22-2413505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7107 Industrial Road
Florence, Kentucky	41042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 618-0911

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer, Treasurer and Secretary

On February 21, 2013, Eduardo Altamirano, our Chief Financial Officer, Treasurer and Secretary, informed us that he was resigning from all his positions at the company effective April 15, 2013. A copy of his letter of resignation is attached as an exhibit to this report and is incorporated by reference herein. The Chairman of our Audit Committee and each other non-management member of our Board of Directors spoke with Mr. Altamirano about the reasons for his departure. Following these discussions, our Board of Directors accepted Mr. Altamirano’s resignation.

We have begun a search for a new chief financial officer.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Letter of Resignation of Eduardo Altamirano., dated as of February 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 27, 2013	HEALTHWAREHOUSE.COM, INC.

	By:	/s/ Lalit Dhadphale
Lalit Dhadphale
President and Chief Executive Officer